UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

Onto Innovation Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39110	94-2276314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Jonspin Road
Wilmington, Massachusetts		01887
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 253-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 27, 2025, Onto Innovation Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”), with Semilab International Zrt. (the “Seller”), Semilab Zrt. and Semilab USA LLC (“Semilab USA”), pursuant to which the Company agreed to acquire all of the outstanding membership interests of Semilab USA from the Seller for $475,000,000 in cash (subject to certain customary purchase price adjustments) and 706,215 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”).

The transaction is expected to close in the second half of 2025, subject to the satisfaction of customary closing conditions, including (i) the expiration or termination of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of Hungarian foreign direct investment approval, (ii) the absence of any law or order issued by any governmental authority preventing consummation of the transaction and (iii) the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Purchase Agreement. Buyer’s obligation to consummate the transaction is also conditioned on the absence of the occurrence of a Material Adverse Effect (as defined in the Purchase Agreement).

The Purchase Agreement contains certain customary termination rights in favor of the Seller and the Company, including by either party (i) if the transaction is not consummated within nine (9) months, subject to one extension of three (3) months at either the Company’s or the Seller’s election if on such date all of the closing conditions except those relating to regulatory approvals have been satisfied or waived, (ii) upon entry by a governmental authority of a final order restraining or permanently enjoining the transaction or (iii) if the other party breaches the Purchase Agreement and such breach would cause the failure of any condition to closing (subject to a cure period).

The foregoing description of the Purchase Agreement is qualified entirely by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Semilab USA, their respective subsidiaries or any of the other parties to the Purchase Agreement or any related documents. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk among the parties rather than establishing matters as facts and were made only as of the date of the Purchase Agreement (or such other date or dates as may be specified in the Purchase Agreement). Accordingly, the representations and warranties in the Purchase Agreement should not be relied upon as characterizations of the actual state of facts about the Company, Semilab USA or any of the other parties to the Purchase Agreement.

Item 3.02.	Unregistered Sale of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

As described in Item 1.01, the Company has agreed to issue 706,215 shares of Common Stock to the Seller pursuant to the Purchase Agreement. The issuance will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Seller has represented that it is an “accredited investor” as defined in Rule 501 under the Securities Act and that the Common Stock is being acquired for investment purposes and not with a view toward or for sale in connection with any distribution thereof.

Item 7.01.	Regulation FD Disclosure

On June 30, 2025, the Company issued a press release announcing entry into the Purchase Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this report by reference. The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall be deemed furnished and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in such filing, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Index

Exhibit Number	Description

2.1*	Equity Purchase Agreement, dated as of June 27, 2025, by and among Onto Innovation Inc., Semilab USA LLC, Semilab International Zrt. and Semilab Zrt.*

99.1	Press Release, dated as of June 30, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) which include statements relating to the Company’s business momentum and future growth; the benefit to customers and the capabilities of the Company’s products and customer service; the Company’s ability to both deliver products and services consistent with our customers’ demands and expectations and strengthen its market position, the Company’s beliefs about market opportunities, the timing and ability of the Company to complete the Transactions, the benefits of the Transactions to the Company, its stockholders and its customers, as well as other matters that are not purely historical data. The Company wishes to take advantage of the “safe harbor” provided for by the Act and cautions investors not to place undue reliance on any forward-looking statements and that actual results may differ materially from those projected as a result of various factors, including risks and uncertainties, many of which are beyond the Company’s control. Such factors include, but are not limited to, one or more closing conditions to the Transactions, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the proposed Transactions, or may require conditions, limitations, or restrictions in connection with such approvals; the risk that the Transactions may not be completed in the time frame expected by the Company, or at all; unexpected costs, charges, or expenses resulting from the Transactions; failure to realize the anticipated benefits of the Transactions, including as a result of delay in completing the Transactions or integrating the acquired business with the business of the Company; difficulties and delays in achieving revenue and cost synergies anticipated to be realized from the Transactions; the occurrence of any event that could give rise to termination of the Transactions; evolving legal, regulatory, and tax regimes; changes in economic, financial, political, and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade, and policy changes; risks related to disruption of management time from ongoing business operations due to the Transactions; the risk that the Transactions and its announcement could have an adverse effect on the ability of the Company or the acquired business to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders, strategic partners and other business relationships and on their operating results and business generally; the Company’s ability to deploy its resources to improve its position in its core markets; its ability to weather difficult economic environments; its ability to open new market opportunities and target high-margin markets; the strength/weakness of the back-end and/or front-end semiconductor market segments; fluctuations in customer capital spending; the Company’s ability to effectively manage its supply chain and adequately source components from suppliers to meet customer demand; its ability to adequately protect its intellectual property rights and maintain data security; its ability to effectively maneuver global trade issues and changes in trade and export license policies; the Company’s ability to maintain relationships with its customers and manage appropriate levels of inventory to meet customer demands; and the Company’s ability to successfully integrate acquired businesses and technologies. Additional information and considerations regarding the risks faced by the Company are available in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024, and other filings with the Securities and Exchange Commission. As the forward-looking statements are based on the Company’s current expectations, the Company cannot guarantee any related future results, levels of activity, performance or achievements. The Company does not assume any obligation to update the forward-looking information contained in this Current Report on Form 8-K, except as required by law. Neither future distribution of this Current Report on Form 8-K nor the continued availability of this Current Report on Form 8-K should be deemed to constitute an update or re-affirmation of these statements as of any future date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onto Innovation Inc.

Date: June 30, 2025	By:	/s/ Yoon Ah Oh
Yoon Ah Oh
Senior Vice President, General Counsel and Corporate Secretary